Offerings - Offering: 1	Aug. 11, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 1,400,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 193.34
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 60,267 Shares (approximately 10.0% of the net assets of the Fund as of July 31, 2026) based on a net asset value per Share as of close of business on July 31, 2026 of $23.23.